UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 2, 2013 (September 26, 2013)

IASIS HEALTHCARE LLC

(Exact Name of Registrant as Specified in Charter)

Delaware	333-117362	20-1150104
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

117 Seaboard Lane, Building E Franklin, Tennessee	37067
(Address of Principal Executive Offices)	(Zip Code)

(615) 844-2747
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On September 26, 2013, affiliates of IASIS Healthcare LLC (“IASIS”) closed the previously announced sale-leaseback transaction (the “Sale-Leaseback Transaction”) with Medical Properties Trust, Inc. (“MPT”). In the transaction, which generated $281.3 million in proceeds to IASIS, IASIS sold to MPT the real estate of its medical facilities in West Monroe, Louisiana, Mesa, Arizona and Port Arthur, Texas (the “Facilities”) and leased back the related land and buildings from MPT. The related lease agreements have initial terms of 15 years with various renewal options that can be exercised at the applicable Facility’s election. The definitive agreements give IASIS a right of first refusal option pursuant to which IASIS can repurchase the land and buildings associated with the Facilities should MPT subsequently decide to sell them.

IASIS plans to use the proceeds of the Sale-Leaseback Transaction and the proceeds from the sale of its Florida market referenced under Item 7.01 below to, among other things, implement strategic initiatives aimed at growth in existing IASIS markets and expansion into new markets.

Item 7.01 Regulation FD Disclosure

IASIS issued a press release regarding the closing of the Sale-Leaseback Transaction, which such press release is furnished herewith as Exhibit 99.1.

On October 1, 2013, IASIS closed the previously announced sale of its Florida market to affiliates of HCA Holdings, Inc. The press release issued by IASIS in connection with this transaction is furnished herewith as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1 99.2	Press Release dated September 30, 2013 Press Release dated October 1, 2013

Safe Harbor Statement

Some of the statements IASIS makes in this Current Report on Form 8-K are forward-looking within the meaning of the federal securities laws, which such statements are intended to be covered by the safe harbors created thereby. Those forward-looking statements include all statements that are not historical statements of fact and those regarding IASIS’ intent, belief or expectations, including, but not limited to, future financial and operating results, IASIS’ plans, objectives and other statements that are not historical facts. Forward-looking statements involve known and unknown risks and uncertainties that may cause actual results in future periods to differ materially from those anticipated in the forward-looking statements. These risk factors and uncertainties are more fully described in IASIS’ Annual Report on Form 10-K for the fiscal year ended September 30, 2012, and other filings with the Securities and Exchange Commission.

Although IASIS believes that the assumptions underlying the forward-looking statements contained in this Current Report on Form 8-K are reasonable, any of these assumptions could prove to be inaccurate, and, therefore, there can be no assurance that the forward-looking statements included in this Current Report on Form 8-K will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, a reader should not regard the inclusion of such information as a representation by IASIS or any other person that IASIS’ objectives and plans will be achieved. IASIS undertakes no obligation to publicly release any revisions to any forward-looking statements contained herein to reflect events and circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IASIS HEALTHCARE LLC
Date: October 2, 2013

	By:	/s/ John M. Doyle
John M. Doyle
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1 99.2	Press Release dated September 30, 2013 Press Release dated October 1, 2013